                                                                   EXHIBIT 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 20, 1999 on our audit of the balance sheet of DirectChef, Inc. as of December 31, 1998, and the related statements of operations, stockholders' equity, and cash flows for the period from June 17, 1998 (inception) through December 31, 1998 (and to all references to our Firm) included in or made a part of this Form S-1 registration statement. We also consent to the reference to our Firm under the caption "Experts."


                                          ARTHUR ANDERSEN LLP

Los Angeles, California

April 14, 1999

                                                                   EXHIBIT 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 12, 1999 on our audits of the balance sheets of Raygal, Inc. as of December 31, 1998 and 1997, and the related statements of income, stockholders' equity, and cash flows for the three years in the period ended December 31, 1998 (and to all references to our Firm) included in or made a part of this Form S-1 registration statement. We also consent to the reference to our Firm under the caption "Experts."


                                          ARTHUR ANDERSEN LLP

Orange County, California

April 14, 1999

                                                                   EXHIBIT 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated January 15, 1999 on our audits of the balance sheets of East Bay Restaurant Supply, Inc. as of September 30, 1998 and 1997 and the related statements of income, stockholders' equity and cash flows for the three years during the period ended September 30, 1998 (and to all references to our Firm) included in or made a part of this Form S-1 registration statement. We also consent to the reference to our Firm under the captions "Experts."


                                          ARTHUR ANDERSEN LLP

San Francisco, California

April 14, 1999

                                                                   EXHIBIT 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 12, 1999 on our audits of the balance sheets of Economy Restaurant Fixtures, Inc. as of December 31, 1998 and 1997, and the related statements of income, stockholders' equity, and cash flows for the years then ended (and to all references to our Firm) included in or made a part of this Form S-1 registration statement. We also consent to the reference to our Firm under the caption "Experts."


                                          ARTHUR ANDERSEN LLP

San Francisco, California

April 14, 1999

                                                                   EXHIBIT 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 15, 1999 on our audits of the balance sheets of Bintz Distributing Co. as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years then ended (and to all references to our Firm) included in or made a part of this Form S-1 registration statement. We also consent to the reference to our Firm under the caption "Experts."


                                          ARTHUR ANDERSEN LLP

Salt Lake City, Utah

April 14, 1999

                                                                   EXHIBIT 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 5, 1999 on our audits of the balance sheets of Castino Restaurant Equipment and Supply, Inc. as of December 31, 1998 and March 31, 1998, and the related statements of income, stockholders' equity and cash flows for the nine months ended December 31, 1998, and for the year ended March 31, 1998 (and to all references to our Firm) included in or made a part of this Form S-1 registration statement. We also consent to the reference to our Firm under the caption "Experts."


                                          ARTHUR ANDERSEN LLP

San Francisco, California

April 14, 1999

                                                                   EXHIBIT 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 17, 1999 on our audits of the balance sheets of Curtis Restaurant Equipment, Inc. as of December 31, 1998 and 1997 and the related statements of income, stockholders' equity and cash flows for the years then ended (and to all references to our Firm) included in or made a part of this Form S-1 registration statement. We also consent to the reference to our Firm under the caption "Experts."


                                          ARTHUR ANDERSEN LLP

Portland, Oregon

April 14, 1999